Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 24: Subsequent Events

Merger Agreement with Patapsco Bancorp, Inc.

On March 2, 2015, Bancorp entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Patapsco Bancorp, Inc., a Maryland corporation (“Patapsco”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Patapsco will merge with and into Bancorp, with Bancorp continuing as the surviving entity (the “Merger”). Immediately following the consummation of the Merger, The Patapsco Bank, a Maryland-state chartered commercial bank and wholly-owned subsidiary of Patapsco (“Patapsco Bank”), will merge with and into the Bank, with the Bank continuing as the surviving entity. The Merger Agreement was approved by the Board of Directors of each of Bancorp and Patapsco. Patapsco stockholders may seek appraisal rights as objecting stockholders under Maryland law.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger, Patapsco stockholders will have the right to receive consideration with a fixed value of $10,053,000 (or $5.09 per share based upon 1,974,843 shares of Patapsco common stock outstanding) with 20% payable in cash and 80% payable in shares of Bancorp common stock (in aggregate, the “Merger Consideration”). The number of shares of Howard common stock constituting the stock portion of the Merger Consideration will be determined by dividing $8,042,400 by the average closing price of Bancorp common stock for the 20 trading days prior to the five business days prior to the effective time of the Merger (the “Average Closing Price”), except that in no event will (i) such number of shares be less than 478,702 or more than 893,577 and (ii) the fraction (the “Exchange Ratio”) obtained by dividing $5.09 by the Average Closing Price be less than 0.3030 or more than 0.5656. The per share cash consideration payable as Merger Consideration is $5.09. Bancorp also has the right to change the mix of cash and stock payable as Merger Consideration at its election, but in no event will the cash portion exceed 50% of the Merger Consideration. The Exchange Ratio is subject to customary anti-dilution adjustments in the event of stock splits, stock dividends and similar transactions involving Howard common stock.

The foregoing summary does not purport to be complete and is qualified in its entirety by the text of the agreement, which was attached as Exhibit 2.1 (Agreement and Plan of Merger, dated as of March 2, 2015, by and between Howard Bancorp, Inc. and Patapsco Bancorp, Inc.) to the Current Report on Form 8-K filed March 3, 2015.

Institutional Investment

On March 2, 2015, Bancorp entered into investment agreements (the “Investment Agreements”) with several bank institutional investors (each an “Investor” and collectively, the “Investors”) for the purchase and sale of an aggregate of 2,173,913 shares of Bancorp common stock (the “Shares”), for an aggregate purchase price of $24,999,999.50. The purchase price per Share was $11.50. The purchase and sale of the Shares pursuant to the Investment Agreements will be completed following approval by Bancorp’s stockholders of a resolution permitting the issuance pursuant Nasdaq Stock Market LLC Listing Standard 5635(d) at its upcoming annual meeting, which Bancorp expects to hold in May 2015. When consummated, no Investor will own more than 9.9% of the outstanding shares of Bancorp common stock, without giving effect to the shares to be issued pursuant to the Merger Agreement. Additionally, no board seats or board observation rights were provided to any Investor.

Pursuant to the Investment Agreements, the Company agreed to, among other things, prepare and file with the SEC, on or before the 30th day following issuance of the Shares, a registration statement registering the Shares for resale. The Investment Agreements also contain representations, warranties and other agreements that are customary in transactions of this type.